Exhibit 99.1

Phase 1 Trial in Pancreatic Adenocarcinoma (TACTOPS) JUNE 1, 2020

FORWARD LOOKING STATEMENTS This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding future results of operations and financial position of Marker Therapeutics, Inc. (“Marker,” “we,” “us,” “our” or the “Company”), our business strategy and plans, our research, development and regulatory activities and expectations relating to our non-engineered multi-tumor antigen specific T cell therapies, the effectiveness of these programs or the possible range of application and potential curative effects and safety in the treatment of diseases and the timing and success of our clinical trials, as well as clinical trials conducted by our collaborators, are forward-looking statements. The words “anticipate,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, clinical development, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. Risks regarding our business are described in detail in our Securities and Exchange Commission filings, including in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements contained in this presentation. 2

Pancreatic Cancer Overview Pancreatic cancer is the seventh leading cause of global cancer deaths and the third leading cause of cancer death in the U.S. • In 2017, there were an estimated 78,969 people living with pancreatic cancer in the U.S. • Estimated new cases in 2020: 57,600 • Estimated deaths in 2020: 47,050 Prevalence • Local (pancreas): Accounts for 10% of cases; 5-year survival rate is 37% • Regional (lymph nodes): 29% of cases; 5-year survival rate is 12% • Distant (Stage IV or metastatic): More than half of all cases (53%) are diagnosed at the distant stage; 5-year survival rate is 3% • Overall 5-year survival rate = 10% Survival Rates Sources: National Cancer Institute, National Institutes of Health, American Cancer Society, Pancreatic Cancer Action Network • SOC for front-line unresectable pancreatic cancer: Chemotherapy (FOLFIRINOX or Gemcitabine/nab-paclitaxel) • Less than 20% of patients are candidates for surgery (resectable) because cancer has usually spread by the time of diagnosis Combination Treatment 3

Expected PFS in Phase 1 Pancreatic Study at Baylor College of Medicine (BCM) We commissioned an outside statistician to analyze the expected PFS for patients consistent with the eligibility of BCM Ph1 TACTOPS study by removing patients who progressed during the first 3 months of chemotherapy alone mPFS = 6.4 months modified mPFS = 8 months FOLFIRINOX (ACCORD study) Nab-Paclitaxel-Gemcitabine (MPACT study) mPFS = 5.5 months modified mPFS = 6.8 months Expected PFS based on Baylor Ph1 Eligibility 4

MultiTAA-Specific T Cell Therapy in First-Line Setting 5 Demonstrates benefit on top of standard-of-care chemotherapy in patients with advanced and metastatic pancreatic cancer ASCO 2020 Presentation ✓ MultiTAA-specific T cells was well tolerated when administered to patients with advanced pancreatic cancer, along with SOC chemotherapy ✓ In some patients, addition of T cells extended duration of first-line therapy, controlled cancer and induced additional tumor responses ✓ Clinical benefit correlated with detection of tumor-reactive T cells in patient peripheral blood ✓ T cells exhibited activity against targeted antigens and non-targeted TAAs, indicating induction of antigen/epitope spreading ✓ No infusion-related systemic- or neuro-toxicity “A phase I trial targeting advanced or metastatic pancreatic cancer using a combination of standard chemotherapy and adoptively transferred nonengineered, multiantigen specific T cells in the first-line setting (TACTOPS)" Observations

Brandon G. Smaglo, M.D., FACP Associate Professor, Department of Gastrointestinal (GI) Medical Oncology, Division of Cancer Medicine, The University of Texas MD Anderson Cancer Center, Houston, TX 6 TACTOPS study conducted by Baylor College of Medicine

A Phase I Trial Targeting Advanced or Metastatic Pancreatic Cancer using a Combination of Standard Chemotherapy and Adoptively Transferred Nonengineered, Multiantigen Specific T Cells in the First-Line Setting (TACTOPS) Brandon G Smaglo, MD, FACP 7

Pancreatic Cancer Mortality American Cancer Society Fact & Figures 2018 Trends in Age-adjusted Cancer Death Rates, Females, US, 1930-2015 Trends in Age-adjusted Cancer Death Rates, Males, US, 1930-2015 Colon & rectum Uterus† Stomach Breast Lung & bronchus Rate per 100,000 male population 100 80 60 40 20 0 1930 1935 1940 1945 1950 1955 1960 1965 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015 Rate per 100,000 female population 100 80 60 40 20 0 1930 1935 1940 1945 1950 1955 1960 1965 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015 Pancreas Pancreas Liver† Prostate Colon & rectum Liver† Stomach Lung & bronchus 8

ACCORD-11:FOLFIRINOX • First line option for metastatic disease • Toxic • Not all patients can tolerate • Cannot continue indefinitely • mOS 11.1 months • mPFS 6.4 months Conroy T, et al. N Engl J Med 364:1817; 2011. 9

MPACT:gemcitabine/nabpaclitaxel • First line option for metastatic disease • Thought of as less toxic • mOS 8.5 months • mPFS 5.5 months Von Hoff DD, et al. N Engl J Med 369:1691;2013. 10

Pancreatic Cancer: Treatment • Combination chemotherapy (FFX or G/A) – Non-chemotherapy options very limited • Side effects – Cumulative: fatigue, neuropathy, cytopenias – Repetitive: nausea, vomiting, diarrhea – Distressing: alopecia, cold-hypersensitivity • T cell therapy options attractive for exploration 11

Patient Adoptive T cell transfer Infusion Tumor-specific T cells Antigen Specificity Blood draw PBMCs 12

T cell therapy for pancreatic cancer T cell 13

Challenge: Tumor heterogeneity 14

Immune Escape 15

• Simultaneously target multiple TAAs • Target multiple epitopes (CD4 and CD8) within each antigen • T cells with native T cell receptor specificity (non-engineered) Our approach 16

MultiTAA T cells MultiTAA T cell therapy for PDAC MAGEA4 PRAME Survivin NYESO1 SSX2 17

TAA Expression in PDAC TAA Expression in PDAC Survivin >75%1-2 SSX family 3-30%3-5 MAGE-A family 20-86%3, 5-8 PRAME >30%9 NY-ESO-1 2-10%3,5 1 Koido et al, Clin Dev Immunol. 2011, 2 Dodson et al, Immunotherapy 2011, 3 Kubuschok et al, In.t J. Cancer 2004, 4 Abate- Daga et al, PLoS One. 2014, 5 Schmitz-Winnenthal et al, Cancer Letters 2007, 6 Kim et al, Int. J. Cancer 2006, 7 Cogdill et al, Surgery. 2012, 8 Hansel et al, Int J Gastrointest Cancer. 2003, 9 The Human Protein Atlas, www.proteinatlas.org 18

MultiTAA-T Cell Generation Activation DC Overlapping pepmixes PBMCs MultiTAA T cells Expansion 19

Profile of MultiTAA-T cells


Phenotype
100
80
60
40
20
0
% expression
CD3
CD4
CD8
CD3-
CD16+
CD56+
CD3-
HLADR+
CD83+
TCM
TEM


Safety
50%
40%
30%
20%
10%
0%
-10%
% specific lysis
E:T 20:1
n=54

20

MultiTAA T cell specificity



Specificity
250
200
150
100
50
0
SFC/2x10^5
Targeted antigens
control
Survivin
NY-ESO-1
MAGE-A4
SSX2
PRAME
no pepmix
n=54

21

Clinical Trial: TACTOPS • 6 Infusions, fixed cell dose (1x107/m2) - no lymphodepletion • Receive 3months chemotherapy • Procurement performed and T cells generated • If cancer controlled after 3 months, start receiving monthly T cell infusions along with ongoing chemotherapy 22

Clinical Trial: TACTOPS • Primary endpoints – safety, feasibility • Exploratory – efficacy • 13 patients infused • Sufficient cells generated for all 6 infusions for 12 patients • 2 doses generated for the remaining patient 23

6 months post multiTAA T cells 14.4mm 13.0mm 0 50 100 150 200 Baseline Peak post Survivin NYESO1 MAGEA4 SSX2 Prame 0 100 200 300 400 500 Baseline Peak post WT1 AFP MART1 MC1 MA3 MA2B MA1 SFC/2x105 SFC/2x105 Targeted antigens Non-targeted antigens Radiographic CR : pt#7 Prior to multiTAA T cells 24

0 50 100 150 Baseline Peak post Survivin NYESO1 MAGEA4 SSX2 Prame 0 50 100 150 Baseline Peak post WT1 AFP MART1 MC1 MA3 MA2B MA1 Clinical response : pt#1 40.4mm 27.4mm 26.7mm >30% reduction of index lesion Targeted antigens Non-targeted antigens SFC/2x105 SFC/2x105 2 months post multiTAA T cells Prior to multiTAA T cells 25

Clinical response : pt#3 0 30 60 90 120 Baseline Peak post Survivin NYESO1 MAGEA4 SSX2 Prame 0 100 200 300 400 500 Baseline Peak post WT1 AFP MART1 MC1 MA3 MA2B MA1 SFC/2x105 SFC/2x105 23mm 32.0mm 30.2mm 47.3mm >40% reduction of index lesion 6 months post multiTAA T cells Non-targeted antigens Targeted antigens Prior to multiTAA T cells 26

Clinical response : pt#12 0 20 40 60 Baseline Peak Post Survivin NYESO1 MAGEA4 SSX2 Prame 0 20 40 60 Baseline Peak Post WT1 AFP MART1 MC1 MA3 MA2B MA1 SFC/2x105 SFC/2x105 Non-targeted antigens Targeted antigens 10mm x 10mm Prior to multiTAA T cells 6 months post multiTAA T cells 27

Aggregate Tumor Measurements 0 1 2 3 4 5 6 7 8 Tumor Size (cm) Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Patient 6 Patient 7 Patient 8 Patient 9 Patient 10 Patient 11 Patient 12 Patient 13 3 mths ChemoTx Post #3 infusion Post #6 infusion 3 mths Post T cells 6 mths Post T cells Baseline Start T cells 1 Year Therapy 28

Radiographic CR : pt#7 0 0.5 1 1.5 2 2.5 Tumor Size (cm) Start T-cells 1 Year Therapy 3 mths ChemoTx Baseline 29

Radiographic CR : pt#7 0 0.5 1 1.5 2 2.5 Tumor Size (cm) Start T cells 1 Year Therapy 3 mths ChemoTx Post #3 infusion Post #6 infusion 3 mths Post T cells 6 mths Post T cells Baseline 30

Radiographic CR : pt#7 0 0.5 1 1.5 2 2.5 Tumor Size (cm) Start T cells 1 Year Therapy 3 mths ChemoTx Post #3 infusion Post #6 infusion 3 mths Post T cells 6 mths Post T cells Baseline 31

Enhanced Responses 0 1 2 3 4 5 6 7 Tumor Size (cm) Patient 1 Patient 3 Patient 12 3 mths ChemoTx Post #3 infusion Post #6 infusion 3 mths Post T cells 6 mths Post T cells Baseline Start T cells 1 Year Therapy 32

Arresting Progression 0 2 4 6 8 Tumor Size (cm) Patient 8 Patient 10 3 mths ChemoTx Post #3 infusion Post #6 infusion 3 mths Post T cells 6 mths Post T cells Baseline Start T cells 1 Year Therapy 33

0 3 6 9 12 15 18 21 Pt 8 Pt 6 Pt 5 Pt 1 gemcitabine + nabpaclitaxel MultiTAA T cells + Chemo Summary Chemotx Chemotx + T cells On-going chemotx Died Remain on study Progressed Patient Best RECIST response on T cell therapy 1 Partial Response 5 Progressive Disease 6 Stable Disease 8 Stable Disease Months Modified mPFS Historical mOS 34

0 3 6 9 12 15 18 21 Pt 13 Pt 12 Pt 11 Pt 10 Pt 9 Pt 7 Pt 4 Pt 3 Pt 2 FOLFIRINOX MultiTAA T cells + Chemo Summary Months Chemotx Chemotx + T cells On-going chemotx Died Remain on study Progressed Patient Best RECIST response on T cell therapy 2 Mixed response 3 Partial Response 4 Stable Disease 7 Radiographic Complete Response 9 Stable Disease 10 Stable Disease 11 Stable Disease 12 Partial Response 13 Progressive Disease Modified mPFS Historical mOS 35

CA 19-9 trends



CA 19-9 (U/mL)
90000
80000
70000
60000
50000
40000
30000
20000
10000
0
0
3
6
9
Months
pt 2
START T-CELLS
CA 19-9 (U/mL)
4000
3500
3000
2500
2000
1500
1000
500
0
0
3
6
9
12
15
Months
pt 4
pt 5
pt 8
pt 9
pt 10
pt 13
START T-CELLS
CA 19-9 (U/mL)
350
300
250
200
150
100
50
0
0
3
6
9
12
15
Months
pt 1
pt 3
pt 6
pt 7
pt 11
pt 12
START T-CELLS

36

Treatment Summary • No additional side effect when adding t-cell therapy • Durable cancer control with 9/13 patients exceeding historical control of overall survival • Measurable tumor responses in 4 patients 37

•Feasible to manufacture multiTAA T cells •Well tolerated •Encouraging cancer treatment results •In vivo expansion of tumor-specific T cells observed •Antigen spreading Conclusions 38

•Encouraging effects seen with chemotherapy •Explore first line therapy in advanced cancer with earlier t-cell initiation •Refine which antigens to target Future 39

TRL Lab PIs Ann Leen Helen Heslop Cliona Rooney Malcolm Brenner Juan Vera QA/QC Laboratory Adrian Gee Sara Richman Natasha Lapteva Debbie Lyon April Durett Suzanne Poole Zhuyong Mei Crystal Silva-Lentz GMP Laboratory Huimin Zhang Birju Mehta Clinical Team Brandon Smaglo Yvonne Sada Benjamin Musher Premal Lulla Carlos Ramos William Fisher George Van Buren Clinical Research Bambi Grilley Bridget Medina Catherine Robertson Acknowledgements TRL Laboratory Ifigeneia Tzannou Manik Kuvalekar Elizabeth Laval Yovana Velasquez Wingchi Leung Shivani Mukhi Tsung-Yen Chang Ayumi Watanabe Spyridoula Vasileiou Areerat Kunanopparat Mohsen Basiri Quillan Huang Matthew French-Kim Pradip Bajgain Norihiro Watanabe Alejandro Torres Chavez Kishore Balasubramanian 40